                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

Investment Company Act file number 811-6539

         Van Kampen Trust for Investment Grade Pennsylvania Municipals
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               1221 Avenue of the Americas NY NY              10020
--------------------------------------------------------------------------------
            (Address of principal executive offices)        (Zip code)

                                 Ronald Robison
                          1221 Avenue of the Americas
                               New York, NY 10020
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000
                                                   -----------------------------

Date of fiscal year end: 10/31/03
                        -----------

Date of reporting period: 04/30/03
                         -----------

Item 1.  Report to Shareholders

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2003)

-----------------------------
NYSE Ticker Symbol - VTP
-----------------------------

-----------------------------------------------------------------------
Six-month total return(1)                                     8.17%
-----------------------------------------------------------------------
One-year total return(1)                                     10.75%
-----------------------------------------------------------------------
Five-year average annual total return(1)                      7.91%
-----------------------------------------------------------------------
Ten-year average annual total return(1)                       7.32%
-----------------------------------------------------------------------
Life-of-Trust average annual total return(1)                  7.84%
-----------------------------------------------------------------------
Commencement date                                          03/27/92
-----------------------------------------------------------------------

Distribution rate as a % of closing common share market
price(2)                                                      6.38%
-----------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common share market price(3)                                 10.69%
-----------------------------------------------------------------------
Preferred share rate(4)                                      1.000%
-----------------------------------------------------------------------
Net asset value                                              $17.59
-----------------------------------------------------------------------
Closing common share market price                            $16.73
-----------------------------------------------------------------------
Six-month high common share market price (04/01/03)          $17.35
-----------------------------------------------------------------------
Six-month low common share market price (11/27/02)           $16.01
-----------------------------------------------------------------------


              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

(1) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(2) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(3) The taxable-equivalent distribution rate is calculated assuming the maximum 40.3% combined federal and state income tax rate effective for calendar year 2003, which takes into consideration the deductibility of individual state taxes paid.

(4) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)


As of April 30, 2003
AAA/Aaa...........................  77.1%
AA/Aa.............................  14.6%
A/A...............................   5.2%
BBB/Baa...........................   3.1%

TOP FIVE SECTORS

(as a percentage of long-term investments)


As of April 30, 2003
General Purpose...................  26.2%
Health Care.......................  12.9%
Water & Sewer.....................  11.8%
Public Building...................   9.3%
Public Education..................   8.6%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

NET ASSET VALUE AND COMMON SHARE MARKET PRICE

(based upon quarter-end values--April 1993 through April 2003)
[LINE GRAPH]

                                                                      NET ASSET VALUE               COMMON SHARE MARKET PRICE
                                                                      ---------------               -------------------------
4/93                                                                     $16.7400                           $16.1250
6/93                                                                     $17.1700                           $16.3750
                                                                         $17.9300                           $16.7500
                                                                         $17.9200                           $16.3750
                                                                         $16.0100                           $15.1250
6/94                                                                     $15.8200                           $14.8750
                                                                         $15.6600                           $14.2500
                                                                         $15.0100                           $13.0000
                                                                         $16.2400                           $15.1250
6/95                                                                     $16.4200                           $15.2500
                                                                         $16.6800                           $15.0000
                                                                         $17.4900                           $15.2500
                                                                         $16.6700                           $15.5000
6/96                                                                     $16.4600                           $15.2500
                                                                         $16.8000                           $15.5000
                                                                         $17.0200                           $15.8750
                                                                         $16.6300                           $15.3750
6/97                                                                     $17.0800                           $16.1250
                                                                         $17.4500                           $16.4370
                                                                         $17.6500                           $16.6875
                                                                         $17.6500                           $16.5000
6/98                                                                     $17.6700                           $16.8750
                                                                         $17.9800                           $17.3750
                                                                         $17.7700                           $17.3750
                                                                         $17.6400                           $16.6875
6/99                                                                     $17.0600                           $16.2500
                                                                         $16.7900                           $16.1250
                                                                         $16.2800                           $13.5000
                                                                         $16.3900                           $13.7500
6/00                                                                     $16.3900                           $14.5000
                                                                         $16.5200                           $14.4375
                                                                         $16.9600                           $14.6250
                                                                         $17.0900                           $15.0600
6/01                                                                     $16.8800                           $15.2700
                                                                         $17.2400                           $16.0500
                                                                         $16.6100                           $15.9900
                                                                         $16.4400                           $16.3000
6/02                                                                     $17.0100                           $17.0700
                                                                         $18.0400                           $17.5800
                                                                         $17.4100                           $16.8100
                                                                         $17.4100                           $17.1100
4/03                                                                     $17.5900                           $16.7300

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's common share market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX MONTHS ENDED APRIL 30, 2003. DENNIS PIETRZAK, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1995 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1968. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST SIX MONTHS?

A   The environment over the past six
months has been defined by two major themes. The first of these was the level of interest rates. The period began with interest rates at levels not seen in over three decades and, surprisingly for many, ended with rates slightly lower. The Federal Reserve Board (the Fed) helped keep rates low with a widely anticipated rate cut in November, driven by economic uncertainty and geopolitical risk. The low level of rates led to a boom in issuance by municipalities seeking to lock in low financing costs. As a result, issuance reached a record level of $354 billion in 2002 and continued to be exceptional in the first quarter of 2003.

    The other theme in the market during the period was the relative attractiveness of municipal bonds, which produced enough demand to absorb the record issuance. Investors, wary of volatility in the equity market and in the geopolitical arena, flocked to perceived safe haven investments. Their risk aversion counteracted growing expectations for economic recovery and rising interest rates, and was a key factor in keeping interest rates at historically low levels. In their ongoing preference for low-risk assets, investors bid Treasury prices up to such high levels that municipal bonds became as attractively valued as they have ever been relative to Treasuries. Insurance companies also moved heavily into municipal bonds as their mainstay corporate bond holdings became less attractive. At the same time, issuers recognized investor concerns over economic weakness by insuring roughly 50 percent of all issuance. This credit enhancement feature made municipal bonds even more attractive to risk-averse investors.

    While lower financing costs were a boon to municipal issuers, the continuing weakness in the economy had a negative impact on municipal credit quality, particularly in the first quarter of 2003. Moody's upgrades barely exceeded the number of downgrades in the first quarter, with credit quality facing continued pressure from rising social service costs and weak national and regional economic conditions. As a result, municipalities face enormous deficits in 2003, when their combined shortfall is expected to reach $90 billion.

    Performance along the yield curve was varied. The Fed's November rate cut fueled a rally in short-term bonds that helped pull yields lower at the front end of the curve. Despite that rally, the best performing segment of the curve was the long-intermediate portion, where performance was largely driven by buying activity among institutional investors drawn to the bonds' attractive total return potential.

    While it has been slow, the Pennsylvania economy has fared relatively well compared to many other big states. Pennsylvania's government has a history of fiscal restraint that has served the state well in such situations. The state also has a long tradition of actively refinancing its debt to lock in lower financing rates during periods of low or falling interest rates, and the past six months were no exception.

Q   HOW DID THE TRUST PERFORM IN
    THIS ENVIRONMENT?

A   The trust's monthly dividend of
$0.0890 per share translated to a distribution rate of 6.38 percent based on the trust's closing common share market price on April 30, 2003. Based on these figures, investors would have to earn a distribution rate of 10.69 percent on a taxable investment (for an investor in the 40.30 percent combined federal and state income tax bracket) to match the tax-exempt yield provided by the trust.

    For the six months ended April 30, 2003, the trust produced a total return of 8.17 percent based on common share market price. By comparison, the Lehman Brothers Pennsylvania Municipal Bond Index posted a total return of 3.79 percent for the same period. Of course, past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and trust shares, when sold, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    The Lehman Brothers Pennsylvania Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities the index represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional information, please refer to the performance summary section.

Q   WHAT STRATEGIES DID YOU PURSUE
    IN MANAGING THE TRUST?

A   With yields hovering near record
lows, we were focused on protecting the portfolio from the potential adverse effects of rising interest rates while maintaining the trust's yield. One of our primary methods for doing this was to purchase premium bonds with maturities of between 15 and 20 years. Our quantitative analysis showed that this segment of the yield curve offered the optimal combination of total return potential as well as downside protection in the form of a comfortable yield cushion and an intermediate maturity profile.

    The funds for these purchases came from a number of sources. Some of the portfolio's holdings were called by their issuers due to refunding activity. We also trimmed the fund's exposure to deep discount bonds with coupons below 5 percent when retail investors bid their prices up to attractive levels. We followed a similar trading strategy by selling some of the trust's health care holdings at the long end of the yield curve when their yield spreads traded into a fair value range from the cheap levels where we purchased them.

    While the fund remained well diversified, our trading activity did have some effect on the portfolio's sector composition. The largest sector change was in the trust's transportation holdings. Several of the deep discount issues that we sold were from issuers such as the Southeastern Pennsylvania Transit Authority (SEPTA) and the Pennsylvania Turnpike Authority. These sales resulted in a 4.25 percent reduction in the portfolio's transportation exposure.

    One of the sectors we avoided during the period was tobacco bonds. These bonds were issued by states seeking to securitize their future income streams resulting from settlements from class action suits against the major tobacco companies. Recent litigation in Illinois resulted in a judge awarding billions more in a suit alleging that the companies misled smokers about the amount of nicotine in "light" cigarettes. In order to appeal, the law required the companies to put up such substantial amounts of money that some began talking about potential bankruptcy, and the tobacco bonds' credit ratings and price performance suffered accordingly. Our decision not to invest in these securities was a benefit to shareholders during the period.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2003 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                     MARKET
(000)     DESCRIPTION                             COUPON      MATURITY     VALUE
          MUNICIPAL BONDS  152.2%
          PENNSYLVANIA  150.6%
$3,000    Allegheny Cnty, PA Port Auth Spl Rev
          Trans (FGIC Insd)....................       5.000%  03/01/29  $  3,076,290
   965    Allegheny Cnty, PA Residential Fin
          Auth Mtg Rev Single Family (GNMA
          Collateralized)......................       7.100   05/01/24       985,497
   920    Allegheny Cnty, PA Residential Fin
          Auth Mtg Rev Single Family Ser II-1
          (GNMA Collateralized)................       5.800   05/01/21       980,849
   995    Allegheny Cnty, PA Residential Fin
          Auth Mtg Rev Single Family Ser II-2
          (GNMA Collateralized)................       5.800   11/01/20     1,061,585
   980    Allegheny Cnty, PA Residential Mtg
          Single Family Ser KK-2 (GNMA
          Collateralized) (a).................. 4.300/5.750   05/01/33     1,026,256
 1,755    Allegheny Cnty, PA San Auth Swr Rev
          (FGIC Insd)..........................         *     12/01/15     1,026,113
 2,220    Allegheny Cnty, PA San Auth Swr Rev
          (MBIA Insd)..........................       5.750   12/01/17     2,553,644
 2,900    Allegheny Cnty, PA San Auth Swr Rev
          (MBIA Insd)..........................       5.500   12/01/24     3,154,330
 2,070    Allegheny Cnty, PA Ser C 54 (MBIA
          Insd)................................       5.375   11/01/18     2,297,493
 3,250    Allegheny Cnty, PA Ser C 54 (MBIA
          Insd)................................       5.375   11/01/19     3,582,832

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2003 (Unaudited)

PAR
AMOUNT                                                                     MARKET
(000)     DESCRIPTION                             COUPON      MATURITY     VALUE
          PENNSYLVANIA (CONTINUED)
$2,000    Armstrong Cnty, PA Hosp Auth Hosp Rev
          Saint Francis Med Cent Proj Ser A
          Rfdg (AMBAC Insd)....................       6.250%  06/01/13  $  2,047,780
 1,000    Berks Cnty, PA Muni Auth Hosp Rev
          Reading Hosp & Med Ctr Proj
          (Prerefunded @ 11/01/09) (FSA
          Insd)................................       6.000   11/01/29     1,206,930
 1,270    Bucks Cnty, PA Auth Wtr & Swr Rev Swr
          Sys (AMBAC Insd).....................       5.375   06/01/16     1,413,853
   945    Carbon Cnty, PA Indl Dev Auth Panther
          Creek Proj Rfdg (LOC: Paribas & Union
          Bk of CA Intl).......................       6.650   05/01/10       988,810
 1,200    Delaware Cnty, PA Cap Apprec Rfdg....         *     11/15/04     1,174,560
 2,150    Delaware Cnty, PA Cap Apprec Rfdg....         *     11/15/05     2,056,088
 1,565    Delaware Cnty, PA Cap Apprec Rfdg....         *     11/15/07     1,389,939
 1,000    Delaware Cnty, PA Cap Apprec Rfdg....         *     11/15/08       848,580
 1,665    Delaware Cnty, PA Cap Apprec Rfdg....         *     11/15/09     1,345,819
   815    Delaware Cnty, PA Cap Apprec Rfdg....         *     11/15/10       619,506
 1,270    Delaware Cnty, PA Cap Apprec Rfdg....         *     11/15/11       911,123
 1,030    Delaware Cnty, PA Cap Apprec Rfdg....         *     11/15/12       700,853
 2,500    Delaware Vly, PA Regl Fin Auth.......       5.750   07/01/17     2,938,375
 2,935    Eastern York Sch Dist PA (Prerefunded
          @ 06/01/04) (MBIA Insd)..............       6.000   06/01/09     3,090,085
 2,800    Erie, PA Sch Dist (Prerefunded @
          09/01/10) (AMBAC Insd)...............       5.800   09/01/29     3,297,560
 1,800    Exeter Twp, PA Sch Dist (FGIC
          Insd)................................         *     11/15/13     1,175,886
 5,025    Falls Twp, PA Hosp Auth Hosp Rev DE
          Vly Med Rfdg (FHA Gtd) (b)...........       7.000   08/01/22     5,336,550
 1,000    Fayette Cnty, PA (Prerefunded @
          11/15/10) (AMBAC Insd)...............       5.625   11/15/28     1,169,580
 3,000    Hempfield, PA Area Sch Dist (FGIC
          Insd)................................       5.375   02/15/17     3,330,030
 1,500    Lehigh Northampton, PA Arpt Ser A
          (MBIA Insd)..........................       6.000   05/15/25     1,627,410

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2003 (Unaudited)

PAR
AMOUNT                                                                     MARKET
(000)     DESCRIPTION                             COUPON      MATURITY     VALUE
          PENNSYLVANIA (CONTINUED)
$2,700    Lehigh Northampton, PA Arpt Ser A
          (MBIA Insd)..........................       6.000%  05/15/30  $  2,919,213
 2,050    Luzerne Cnty, PA Ser A (MBIA Insd)...       5.250   11/15/19     2,239,768
 3,290    Luzerne Cnty, PA Ser A (MBIA Insd)...       5.250   11/15/25     3,488,815
 2,650    Lycoming Cnty, PA Auth College Rev PA
          College of Technology (AMBAC Insd)...       5.350   07/01/26     2,793,338
 2,500    Mifflin Cnty, PA Hosp Auth Rev
          (Radian Insd)........................       6.200   07/01/30     2,769,900
 1,280    Monroeville, PA Muni Auth San Swr Ser
          B (MBIA Insd)........................       5.250   12/01/19     1,391,962
 2,500    Montgomery Cnty, PA Higher Edl & Hlth
          Auth Hosp Rev Abington Mem Hosp Ser
          A....................................       5.125   06/01/32     2,459,025
 1,000    Montgomery Cnty, PA Indl Dev Auth Rev
          Res Rec Montenay Proj Ser A (MBIA
          Insd)................................       5.250   11/01/14     1,132,610
 1,500    Mount Lebanon, PA Hosp Auth Saint
          Clair Mem Hosp Ser A.................       5.625   07/01/32     1,513,770
 1,000    North Penn, PA Wtr Auth Wtr Rev
          (Prerefunded @ 11/01/04) (FGIC
          Insd)................................       6.875   11/01/19     1,094,330
   350    Northeastern York Cnty, PA Sch Dist
          Ser B (FGIC Insd)....................         *     09/01/09       286,549
   500    Northeastern York Cnty, PA Sch Dist
          Ser B (FGIC Insd)....................         *     03/01/10       395,720
   885    Northeastern York Cnty, PA Sch Dist
          Ser B (FGIC Insd)....................         *     09/01/10       686,017
   500    Northeastern York Cnty, PA Sch Dist
          Ser B (FGIC Insd)....................         *     03/01/11       376,795
 9,000    Northumberland Cnty, PA Auth Comwlth
          Lease Rev Correctional Fac (Escrowed
          to Maturity) (MBIA Insd).............         *     10/15/11     6,549,030
 2,000    Pennsylvania Econ Dev Fin Auth Res
          Recovery Rev Colver Proj Ser D.......       7.050   12/01/10     2,070,620
 2,500    Pennsylvania Hsg Fin Agy Single
          Family Mtg Rev Ser 70A (c)...........       5.900   04/01/31     2,646,600

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2003 (Unaudited)

PAR
AMOUNT                                                                     MARKET
(000)     DESCRIPTION                             COUPON      MATURITY     VALUE
          PENNSYLVANIA (CONTINUED)
$2,150    Pennsylvania Hsg Fin Agy Single
          Family Mtg Ser 61A...................       5.500%  04/01/29  $  2,217,962
 1,700    Pennsylvania Hsg Fin Agy Single
          Family Mtg Ser 67A...................       5.900   10/01/30     1,789,386
 3,000    Pennsylvania Intergvtl Coop Auth Spl
          Tax Rev City of Philadelphia
          (Prerefunded @ 06/15/03) (MBIA
          Insd)................................       5.600   06/15/15     3,016,860
 2,000    Pennsylvania St Higher Ed Bryn Mawr
          College (AMBAC Insd).................       5.250   12/01/12     2,285,860
 1,000    Pennsylvania St Higher Ed Fac Auth
          Rev Drexel Univ......................       5.500   05/01/17     1,094,030
 1,000    Pennsylvania St Higher Ed Geneva
          College Proj.........................       6.125   04/01/22     1,024,770
 3,000    Pennsylvania St Higher Ed UPMC Hlth
          Sys Ser A (FSA Insd).................       5.000   08/01/29     3,045,390
 3,000    Pennsylvania St Higher Ed UPMC Hlth
          Sys Ser A............................       6.000   01/15/31     3,135,120
 1,165    Pennsylvania St Indl Dev Auth Econ
          Dev (AMBAC Insd).....................       5.500   07/01/14     1,338,503
 2,000    Pennsylvania St Second Ser (MBIA
          Insd)................................       5.750   10/01/17     2,297,660
 3,015    Pennsylvania St Tpk Commn Ser T Rfdg
          (FGIC Insd)..........................       5.500   12/01/10     3,486,848
 3,000    Pennsylvania St Tpk Commn Tpk Rev Ser
          R (AMBAC Insd).......................       5.000   12/01/26     3,100,830
 2,000    Pennsylvania St Univ Rfdg............       5.000   03/01/10     2,227,180
 1,500    Pennsylvania St Univ Rfdg............       5.250   03/01/17     1,651,800
 3,000    Philadelphia, PA (FSA Insd)..........       5.000   03/15/28     3,079,380
 6,160    Philadelphia, PA Auth for Indl Ser B
          (FSA Insd)...........................       5.500   10/01/17     6,879,981
 2,000    Philadelphia, PA Auth for Indl Ser B
          (FSA Insd)...........................       5.125   10/01/26     2,083,640
 1,000    Philadelphia, PA Auth Indl Dev Amern
          College Of Physicians................       5.500   06/15/27     1,042,250

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2003 (Unaudited)

PAR
AMOUNT                                                                     MARKET
(000)     DESCRIPTION                             COUPON      MATURITY     VALUE
          PENNSYLVANIA (CONTINUED)
$1,130    Philadelphia, PA Gas Wks Rev 14th Ser
          (Prerefunded @ 07/01/03) (FSA
          Insd)................................       6.250%  07/01/08  $  1,162,408
 2,370    Philadelphia, PA Gas Wks Rev 14th Ser
          (Prerefunded @ 07/01/03) (FSA
          Insd)................................       6.250   07/01/08     2,437,972
 1,750    Philadelphia, PA Gas Wks Rev Second
          Ser (FSA Insd).......................       5.250   07/01/29     1,841,823
 1,500    Philadelphia, PA Gas Wks Rev Third
          Ser S (FSA Insd).....................       5.125   08/01/31     1,548,990
 1,645    Philadelphia, PA Pkg Auth Rev Ser A
          (AMBAC Insd).........................       5.250   02/15/29     1,730,655
   910    Philadelphia, PA Redev Auth Hsg Rev
          Rfdg (GNMA Collateralized)...........       6.875   02/01/24       922,376
 5,000    Philadelphia, PA Wtr & Wastewtr Rev
          Rfdg (MBIA Insd).....................       6.750   08/01/03     5,070,900
   500    Pittsburgh & Allegheny Cnty, PA Pub
          Aud Hotel Room (AMBAC Insd)..........       5.125   02/01/35       514,135
 2,500    Pittsburgh & Allegheny Cnty, PA Pub
          Aud Regl Asset Dist Sales Tax (AMBAC
          Insd)................................       5.000   02/01/24     2,571,000
 4,990    Pittsburgh & Allegheny Cnty, PA Pub
          Aud Regl Asset Dist Sales Tax (AMBAC
          Insd)................................       5.000   02/01/29     5,097,684
 5,000    Pittsburgh, PA Ser A (AMBAC Insd)....       5.500   09/01/17     5,606,750
   500    Pittsburgh, PA Urban Redev Auth Mtg
          Rev Ser C Rfdg.......................       6.500   10/01/23       519,305
 3,700    Pittsburgh, PA Wtr & Swr Rfdg (FGIC
          Insd)................................       6.500   09/01/13     4,595,511
 1,710    Pottstown Boro, PA Auth Swr Rev Gtd
          (Escrowed to Maturity) (FGIC Insd)...         *     11/01/13     1,118,836
 2,000    Rostraver Twp, PA (AMBAC Insd).......       5.500   07/01/24     2,115,620
 2,000    Southcentral, PA Gen Auth Rev
          Wellspan Hlth Oblig (MBIA Insd)......       5.375   05/15/28     2,100,120
 2,120    State Pub Sch Bldg Auth PA Conneaut
          Sch Dist Proj (FGIC Insd) (d)........       5.250   11/01/20     2,302,786

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2003 (Unaudited)

PAR
AMOUNT                                                                     MARKET
(000)     DESCRIPTION                             COUPON      MATURITY     VALUE
          PENNSYLVANIA (CONTINUED)
$1,950    Swarthmore Boro Auth PA College......       5.250%  09/15/18  $  2,139,716
 1,000    Trinity Area Sch Dist PA (FGIC Insd)
          (d)..................................       5.250   11/01/20     1,088,880
 1,035    Unity Twp, PA Muni Auth Gtd Swr Rev
          Cap Apprec (AMBAC Insd)..............         *     11/01/15       624,260
 2,000    Washington Cnty, PA Ser A (AMBAC
          Insd)................................       5.125   09/01/27     2,085,640
 2,000    West Shore, PA Area Hosp Auth Holy
          Spirit Hosp Proj.....................       6.250   01/01/32     2,059,760
 6,790    Westmoreland Cnty, PA (Escrowed to
          Maturity) (AMBAC Insd)...............         *     08/01/15     4,021,921
 3,545    Westmoreland Cnty, PA (Escrowed to
          Maturity) (AMBAC Insd)...............         *     08/01/16     1,986,051
 5,940    Westmoreland Cnty, PA (Escrowed to
          Maturity) (AMBAC Insd)...............         *     08/01/17     3,145,765
 2,000    Wilkinsburg, PA Jt Wtr Auth Wtr Rev
          Ser B (Escrowed to Maturity) (AMBAC
          Insd)................................         *     08/15/12     1,391,580
 1,670    Yough Sch Dist, PA Cap Apprec
          (Escrowed to Maturity) (MBIA Insd)...         *     10/01/14     1,038,907
                                                                        ------------
                                                                         196,865,069
                                                                        ------------
          U. S. VIRGIN ISLANDS  1.6%
 2,000    Virgin Islands Pub Fin Auth Rev Gross
          Rcpt Taxes Ln Nt Ser A (ACA Insd)....       6.125   10/01/29     2,152,460
                                                                        ------------
TOTAL LONG-TERM INVESTMENTS  152.2%
  (Cost $180,451,694).................................................   199,017,529
SHORT-TERM INVESTMENT  1.9%
  (Cost $2,400,000)...................................................     2,400,000
                                                                        ------------

TOTAL INVESTMENTS  154.1%
  (Cost $182,851,694).................................................   201,417,529
LIABILITIES IN EXCESS OF OTHER ASSETS (0.5%)..........................      (629,326)
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS) (53.6%)............   (70,044,114)
                                                                        ------------

NET ASSETS APPLICABLE TO COMMON SHARES 100.0%.........................  $130,744,089
                                                                        ============

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2003 (Unaudited)

 * Zero coupon bond

(a) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(c) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(d) Securities purchased on a when-issued or delayed delivery basis.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
FGIC--Financial Guaranty Insurance Co.
FHA--Federal Housing Administration
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.
Radian--Radian Asset Assurance

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2003 (Unaudited)

ASSETS:
Total Investments (Cost $182,851,694).......................  $201,417,529
Cash........................................................        49,261
Receivables:
  Interest..................................................     2,594,899
  Investments Sold..........................................       400,000
Other.......................................................           375
                                                              ------------
    Total Assets............................................   204,462,064
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     3,347,920
  Investment Advisory Fee...................................        98,209
  Administrative Fee........................................         8,184
  Affiliates................................................         5,070
Trustees' Deferred Compensation and Retirement Plans........       157,927
Accrued Expenses............................................        56,551
                                                              ------------
    Total Liabilities.......................................     3,673,861
Preferred Shares (including accrued distributions)..........    70,044,114
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $130,744,089
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($130,744,089 divided by
  7,432,384 shares outstanding).............................  $      17.59
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 7,432,384 shares issued and
  outstanding)..............................................  $     74,324
Paid in Surplus.............................................   109,603,858
Net Unrealized Appreciation.................................    18,565,835
Accumulated Net Realized Gain...............................     1,607,343
Accumulated Undistributed Net Investment Income.............       892,729
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $130,744,089
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 2,800 issued with liquidation preference of
  $25,000 per share)........................................  $ 70,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $200,744,089
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2003 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 4,954,729
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      590,419
Preferred Share Maintenance.................................       94,300
Administrative Fee..........................................       49,202
Trustees' Fees and Related Expenses.........................       25,517
Legal.......................................................       11,067
Custody.....................................................        6,033
Other.......................................................       79,537
                                                              -----------
    Total Expenses..........................................      856,075
    Less Credits Earned on Cash Balances....................          242
                                                              -----------
    Net Expenses............................................      855,833
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 4,098,896
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 1,629,015
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   16,346,705
  End of the Period.........................................   18,565,835
                                                              -----------
Net Unrealized Appreciation During the Period...............    2,219,130
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 3,848,145
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $  (429,586)
                                                              ===========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $ 7,517,455
                                                              ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                   SIX MONTHS ENDED       YEAR ENDED
                                                    APRIL 30, 2003     OCTOBER 31, 2002
                                                   ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................   $  4,098,896        $  8,924,169
Net Realized Gain.................................      1,629,015           1,852,070
Net Unrealized Appreciation/Depreciation During
  the Period......................................      2,219,130            (822,231)
Distributions to Preferred Shareholders:
  Net Investment Income...........................       (288,780)           (841,342)
  Net Realized Gain...............................       (140,806)           (287,200)
                                                     ------------        ------------
Change in Net Assets Applicable to Common Shares
  from Operations.................................      7,517,455           8,825,466
Distributions to Common Shareholders:
  Net Investment Income...........................     (4,072,507)         (7,995,415)
  Net Realized Gain...............................     (1,696,070)         (1,260,081)
                                                     ------------        ------------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON
  SHARES FROM INVESTMENT ACTIVITIES...............      1,748,878            (430,030)
FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment....................................            -0-             195,786
                                                     ------------        ------------
TOTAL INCREASE/DECREASE IN NET ASSETS APPLICABLE
  TO COMMON SHARES................................      1,748,878            (234,244)

NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period...........................    128,995,211         129,229,455
                                                     ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $892,729
  and $1,155,120, respectively)...................   $130,744,089        $128,995,211
                                                     ============        ============

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                      SIX MONTHS
                                                        ENDED
                                                      APRIL 30,     -------------------
                                                         2003       2002 (a)     2001
                                                      ---------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.............  $ 17.36      $ 17.41     $ 16.65
                                                       -------      -------     -------
  Net Investment Income..............................      .55         1.20        1.25
  Net Realized and Unrealized Gain/Loss..............      .52          .14        1.04
  Common Share Equivalent of Distributions Paid to
  Preferred Shareholders:
    Net Investment Income............................     (.04)        (.11)       (.24)
    Net Realized Gain................................     (.02)        (.04)       (.11)
                                                       -------      -------     -------
Total from Investment Operations.....................     1.01         1.19        1.94
  Distributions Paid to Common Shareholders:
    Net Investment Income............................     (.55)       (1.07)       (.93)
    Net Realized Gain................................     (.23)        (.17)       (.25)
                                                       -------      -------     -------
NET ASSET VALUE, END OF THE PERIOD...................  $ 17.59      $ 17.36     $ 17.41
                                                       =======      =======     =======
Common Share Market Price at End of the Period.......  $ 16.73      $ 16.19     $ 16.13
Total Return (b).....................................    8.17%*       8.12%      26.03%
Net Assets Applicable to Common Shares at End of the
  Period (In millions)...............................  $ 130.7      $ 129.0     $ 129.2
Ratio of Expenses to Average Net Assets Applicable to
  Common Shares (c)..................................    1.34%        1.45%       1.64%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (c)....................    6.44%        7.05%       7.39%
Portfolio Turnover...................................      11%*         32%         15%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
  Preferred Shares (c)...............................     .87%         .93%       1.05%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)....................    5.98%        6.38%       5.97%
SENIOR SECURITIES:
Total Preferred Shares Outstanding...................    2,800        2,800       2,800
Asset Coverage Per Preferred Share (e)...............  $71,710      $71,082     $71,153
Involuntary Liquidating Preference Per Preferred
  Share..............................................  $25,000      $25,000     $25,000
Average Market Value Per Preferred Share.............  $25,000      $25,000     $25,000

 * Non-Annualized

(a) As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses per share by $.01 and increase the ratio of net investment income to average net assets by .04%. Per share, ratios and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d) Ratios reflect the effect of dividend payments to preferred shareholders.

(e) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

YEAR ENDED OCTOBER 31,
----------------------------------------------------------------------------------------
      2000      1999       1998       1997       1996       1995       1994       1993
----------------------------------------------------------------------------------------
    $  16.53   $ 17.89   $  17.47   $  16.93   $  16.95   $  15.02   $  17.89   $  14.91
    --------   -------   --------   --------   --------   --------   --------   --------
        1.31      1.30       1.30       1.31       1.31       1.31       1.33       1.33
         .19     (1.36)       .44        .55        .04       2.00      (2.90)      2.94
        (.39)     (.32)      (.34)      (.33)      (.33)      (.38)      (.26)      (.28)
        (.01)      -0-        -0-        -0-       (.01)       -0-       (.01)       -0-
    --------   -------   --------   --------   --------   --------   --------   --------
        1.10      (.38)      1.40       1.53       1.01       2.93      (1.84)      3.99
        (.96)     (.97)      (.97)      (.99)     (1.00)     (1.00)     (1.00)     (1.00)
        (.02)     (.01)      (.01)       -0-       (.03)       -0-       (.03)      (.01)
    --------   -------   --------   --------   --------   --------   --------   --------
    $  16.65   $ 16.53   $  17.89   $  17.47   $  16.93   $  16.95   $  15.02   $  17.89
    ========   =======   ========   ========   ========   ========   ========   ========
    $13.8125   $15.625   $17.3125   $16.4375   $ 15.625   $  15.00   $ 12.875   $  17.25
      -5.37%    -4.27%     11.56%     11.80%     11.14%     24.53%    -20.21%     22.29%
    $  123.6   $ 122.6   $  132.8   $  129.7   $  125.7   $  125.8   $  111.4   $  132.8
       1.68%     1.65%      1.63%      1.64%      1.69%      1.67%      1.66%      1.60%
       7.96%     7.50%      7.38%      7.64%      7.75%      8.17%      7.98%      7.94%
         28%        3%         1%         2%         4%         5%         5%         4%
       1.07%     1.07%      1.06%      1.06%      1.08%      1.05%      1.06%      1.02%
       5.60%     5.66%      5.48%      5.66%      5.76%      5.83%      6.45%      6.25%
       2,800     2,800      1,400      1,400      1,400      1,400      1,400      1,400
    $ 69,133   $68,802   $144,849   $142,613   $139,756   $139,869   $129,599   $144,823
    $ 25,000   $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
    $ 25,000   $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2003 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Trust for Investment Grade Pennsylvania Municipals (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and Pennsylvania income taxes and, where possible under local law, local income and personal property taxes, consistent with preservation of capital. The Trust will invest substantially all of its assets in Pennsylvania municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on March 27, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2003, the Trust had $3,347,920 of when-issued and delayed delivery purchase commitments.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2003 (Unaudited)

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discounts are accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At April 30, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $182,692,146
                                                                ============
Gross tax unrealized appreciation...........................    $ 18,725,383
Gross tax unrealized deprecation............................             -0-
                                                                ------------
Net tax unrealized appreciation on investments..............    $ 18,725,383
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the year ended October 31, 2002 was as follows:

Distributions paid from:
  Ordinary income...........................................    $  107,163
  Long-term capital gain....................................     1,489,465
                                                                ----------
                                                                $1,596,628
                                                                ==========

    As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $   34,950
Undistributed long-term capital gain........................     1,843,579

F. EXPENSE REDUCTIONS During the six months ended April 30, 2003, the Fund's custody fee was reduced by $242 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2003 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .05% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2003, the Trust recognized expenses of approximately $4,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2003, the Trust recognized expenses of approximately $16,000 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At April 30, 2003 and October 31, 2002, paid in surplus related to common shares aggregated $109,603,858.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2003 (Unaudited)

    Transactions in common shares were as follows:

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2003     OCTOBER 31, 2002
Beginning Shares..................................     7,432,384           7,420,970
Shares Issued Through Dividend Reinvestment.......           -0-              11,414
                                                       ---------           ---------
Ending Shares.....................................     7,432,384           7,432,384
                                                       =========           =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $22,434,705 and $24,626,833, respectively.

5. PREFERRED SHARES

The Trust has outstanding 2,800 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on April 30, 2003 was 1.000%. During the six months ended April 30, 2003, the rates ranged from .990% to 1.850%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust may seek to manage the portfolio's interest rate exposure in a changing interest rate environment by engaging in transactions involving interest rate swaps, caps, floors, or collars. The Trust expects to enter into these transactions primarily as a hedge against anticipated interest rate or fixed-income market changes, for duration management purposes or for risk management purposes but may also enter into these transactions to generate additional income. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts or agreements. During the six months ended April 30, 2003, the Trust did not enter into any of these transactions.

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

       Van Kampen Funds Inc.
        Attn: Closed-End Funds
         2800 Post Oak Blvd.
          Houston, TX 77056

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN TRUST FOR INVESTMENT GRADE
PENNSYLVANIA MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
VTP SAR 6/03                                                   Member NASD/SIPC.
                                                                11171F03-AS-6/03

Item 2.  Code of Ethics.

Not applicable for semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6.  [Reserved.]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8.  [Reserved.]

Item 9.

The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation.

Item 10.  Exhibits.

(a)  Code of Ethics - Not applicable for semi-annual reports.

(b) Certifications of Principal Executive Officer and Principal Financial Officer attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen Trust for Investment Grade Pennsylvania Municipals
             -------------------------------------------------------------------

By: /s/ Ronald E. Robison
    ----------------------------------------------------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: June 23, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
    ----------------------------------------------------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: June 23, 2003

By: /s/ John L. Sullivan
    ----------------------------------------------------------------------------
Name: John Sullivan
Title: Principal Financial Officer
Date: June 23, 2003